Exhibit 10.4

THIRD AMENDMENT TO

ADVERTISING AND PROMOTION AGREEMENT

This Third Amendment to Advertising and Promotion Agreement (the “Third Amendment”) between Yahoo! Inc. (“Yahoo”) and US SEARCH.com Inc. (“US SEARCH”), is entered into on May 17, 2002.

BACKGROUND

A.	Yahoo and US SEARCH executed an Advertising and Promotion Agreement on June 7, 1999 (the “Agreement”).

B.	The Agreement was amended twice on October 4, 2000 and January 30, 2001, respectively.

C.	Yahoo and US SEARCH wish to enter into this Third Amendment in order to amend various provisions in the Agreement.

AGREEMENT

The parties agree to amend the Agreement as follows:

Section 1. Definitions.

1.1	Defined Terms. Capitalized terms used in this Third Amendment and not otherwise defined in this Third Amendment will continue to have the meanings given to them in the Agreement.

Section 2. Amendments.

2.1	Amendment of Section 6.1. Section 6.1 of the Agreement is deleted in its entirety and replaced with the following:

6.1	Keyword Search. During the Extended Term, Yahoo will provide US SEARCH the following keyword searches free of charge: address search, find a friend, find a person, find person, find someone, people find/peoplefind, background search, find anyone, missing person, missing people, find people, locate person, locate someone, people finder/peoplefinder, people search/peoplesearch, missing persons, adoption search, background, find friend, finding people, missing, public record, public records, background verification, phone search. Each time a keyword search, as stated herein, is performed a static US SEARCH Banner will appear at the top of the result page.

2.2	Amendment of Section 7.1. Section 7.1(D) of the Agreement is deleted in its entirety and replaced with the following:

7.1	D. Yahoo will deliver, in its United States based properties, fifty million (50,000,000) run of People Search Page Views (“Additional Page Views”) of US SEARCH Banners per month between February 1, 2002 and the end of the Extended Term as measured by Yahoo’s online reporting system.

2.3	Amendment of Exhibits.

Exhibits B, C, E, and F are deleted and replaced in their entirety with the attachments hereto.

Section 3. Miscellaneous.

3.1	Execution of Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together will constitute a single instrument. Execution and delivery of this Third Amendment may be evidenced by facsimile transmission.

3.2	Entire Agreement. This Third Amendment constitutes the entire agreement between Yahoo and US SEARCH with respect to the subject matter of this Third Amendment, and there are no representations, understandings or agreements relating to the subject matter of this Third Amendment that are not fully expressed in this Third Amendment. Except as specifically amended by this Third Amendment, all of the terms and conditions of the Agreement remain in full force and effect.

3.3	Order of Precedence. In the event the terms and conditions of this Agreement as amended conflict with the terms and conditions of any Exhibit attached hereto and made a part hereof, the terms and condition of this Agreement as amended shall take precedence.

3.4	Right of First Negotiation. The Parties agree to negotiate in good faith for sixty (60) days (commencing on the date this Third Amendment is signed) to extend US Search’s integration within Yahoo People Search beyond the termination date of this Agreement. During such period, Yahoo will negotiate with no other third parties.

The parties have caused this Third Amendment to Advertising and Promotion Agreement to be executed by their duly authorized representatives as of the date first written above.

YAHOO! INC.	US SEARCH.com, INC.

By:	By:
Name:	Name:
Title:	Title:

Exhibit E

YAHOO! PEOPLE SEARCH

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Name (click for details)	Address	Phone (click to call)	
Betty Michael Randall	6267 W Avenue L6 Lancaster , CA	(661) 722-8063	Want more information? Get a "US Search"
Camille Michael Randall	13434 Mccoy Rd... Huntersville , NC	(704) 947-7083	Want more information? Get a "US Search"
Deb Michael Randall	10633 Norwood Ave N..... Stillwater , MN	(651) 351-1162	Want more information? Get a "US Search"
Deirdre Michael Randall	72 Goss Bunkerhill Rd... Columbia , MS	(601) 736-0561	Want more information? Get a "US Search"
Jimmy Mike Randall	8955 Fulton Ln.... Cordova , TN	(901) 381-2762	Want more information? Get a "US Search"
Laura Michael Randall	5227 Richmond Rd.... Charlotte , NC	(704) 545-0894	Want more information? Get a "US Search"
Lynda Mike Randall	4305 Rocky Glenn Roswell , GA	(770) 640-6068	Want more information? Get a "US Search"
Michael Randall	1707 Mcmillan Ave Bay Minette , AL	(334) 580-4425	Want more information? Get a "US Search"
Michael Randall	1021 Navarro Ln.... Birmingham , AL	(205) 833-6880	Want more information? Get a "US Search"
Michael Randall	400 Herbert St.... Demopolis , AL	(334) 289-4487	Want more information? Get a "US Search"

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Exhibit F

YAHOO! PEOPLE SEARCH

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Name (click for details)	Location	Email	
John V Addis-smith	Bedford, Bedfordshire	jaddis@rmplc.co.uk	Want more information? Get a "US Search"
Jonathan Arnot-smith	London	j_arnot@yahoo.com	Want more information? Get a "US Search"
John Bedford-smith		geojbs48@yahoo.com	Want more information? Get a "US Search"
Jack Beeson-smith		jabs_2000_2001@yahoo.com	Want more information? Get a "US Search"
John Blackett-smith	Melbourne, Victoria	jb-s@usa.net	Want more information? Get a "US Search"
John Blackett-smith	Melbourne, Victoria	jblacket@mitsui.com.au	Want more information? Get a "US Search"
John Blackett-smith		jblacket@melbourne.dialix...	Want more information? Get a "US Search"
John Bluey Smith	Melbourne	zambuka@hotmail.com	Want more information? Get a "US Search"
John Patrick Boys Smith	Ellensburg	boysmith@ellensburg.com	Want more information? Get a "US Search"
John V Addis-smith	Bedford, Bedfordshire	jaddis@rmplc.co.uk	Want more information? Get a "US Search"

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